UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2016
CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On June 10, 2016, Cenveo Corporation (the “Company”), a wholly-owned subsidiary of Cenveo, Inc. (“Parent”), closed on its exchange offer (the “Exchange Offer”) whereby approximately 80% of its outstanding 11.500% Senior Notes due 2017 were exchanged for newly issued 6.000% senior notes due 2024 (the “New Notes”) and warrants (the “Warrants”) to purchase shares of common stock, par value $0.01 per share, of Parent (“Common Stock”), representing in the aggregate 16.6% of the outstanding Common Stock, and certain related refinancing transactions. Parent is a holding company and holds all of the capital stock of the Company.

The New Notes were issued pursuant to an Indenture, dated as of June 10, 2016 (the “Indenture”), among the Company, Parent, the other guarantors party thereto and The Bank of New York Mellon (“BNY Mellon”), as trustee.  The New Notes will mature on May 15, 2024.  The interest on the New Notes is payable semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 2016.  The New Notes and the related guarantees are the Company’s and the guarantors’ senior unsecured obligations.  The New Notes are fully and unconditionally guaranteed on a senior basis by Parent and by certain of its existing and future U.S. subsidiaries and, under certain circumstances, certain of its future Canadian subsidiaries.  As such, the New Notes rank pari passu with the Company’s and the guarantors’ existing and future senior indebtedness, senior to the Company’s and the guarantors’ future indebtedness that is expressly subordinated to the New Notes, effectively junior to the Company’s and the guarantors’ existing and future indebtedness that is secured by liens to the extent of the value of the collateral securing such indebtedness and structurally subordinated to all of the existing and future liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the New Notes. The Indenture contains a number of covenants which, among other things, restrict, subject to certain exceptions, Parent’s ability and the ability of the Company and the other subsidiaries of Parent to incur additional indebtedness; declare or pay dividends, redeem stock or make other distributions to shareholders; purchase or prepay subordinated indebtedness; make investments; create liens or use assets as security in other transactions; merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of the Company’s assets; and engage in transactions with affiliates. The Indenture also contains certain customary affirmative covenants. The indebtedness evidenced by the New Notes may be accelerated upon the occurrence of events of default under the Indenture, which are customary for securities of this nature. Copies of the Indenture and the form of guarantee are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Warrants were issued pursuant to a Warrant Agreement, dated as of June 10, 2016 (the “Warrant Agreement”), between Parent and Computershare Trust Company, N.A., as warrant agent. Each Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $1.50 per share, subject to mandatory cashless exercise provisions. The number of shares for which a Warrant may be exercised and the exercise price are subject to adjustment in certain events. The Warrants will be exercisable at any time prior to their expiration on June 10, 2024. A copy of the Warrant Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Warrants, Parent and Allianz Global Investors U.S. LLC (“Allianz”) entered into a Warrant Registration Rights Agreement, dated as of June 10, 2016 (the “Registration Rights Agreement”), pursuant to which Parent has agreed to file a shelf registration statement covering the resale of the Warrants and the shares of Common Stock to be issued upon exercise of the Warrants. Under the Registration Rights Agreement, Parent is obligated to cause to be filed such shelf registration agreement on or prior to November 21, 2016 and to use its commercially reasonable efforts to have such registration statement declared effective within 60 days after the initial date of filing thereof, and to keep such shelf registration statement effective until the earlier of (i) the fifth anniversary of the effective date of the shelf registration statement and (ii) the date all transfer restricted securities covered by the shelf registration statement have been sold as contemplated in the shelf registration statement. If Parent fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Warrants under certain circumstances. A copy of the Registration Rights Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Concurrent with the Exchange Offer, the Company entered into Amendment No. 4, dated as of June 10, 2016 (the “ABL Amendment”), to its Credit Agreement, dated as of April 16, 2013, among the Company, Parent, the lenders named therein and from time to time party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent, issuing bank and swingline lender, and the other agents named therein, as amended by Amendment No. 1 thereto, dated as of December 11, 2013, Amendment No. 2 thereto, dated as of June 10, 2014, Amendment No. 3 thereto, dated as of January 30, 2015, and that certain Increasing Lender Agreement, dated February 4, 2015. The ABL Amendment, among other things, extends the term of the Company’s asset-based revolving credit facility (the “ABL Facility”) through 2021 and reduces the commitments thereunder by $50 million to $190 million. The ABL Facility now matures in June 2021, with a springing maturity of May 2019 ahead of the Company’s existing 6.000% senior priority secured notes due August 2019 (the “6.000% Notes”) in the event that more than $10.0 million of the 6.000% Notes remain outstanding at such time. A copy of the ABL Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Concurrent with the Exchange Offer, the Company also entered into a secured Indenture and Note Purchase Agreement, dated as of June 10, 2016 (the “Indenture and Note Purchase Agreement”), with certain affiliates of or funds managed by Allianz (collectively, the “Purchasers”), pursuant to which the Company issued new secured notes to the Purchasers in an aggregate principal amount of $50.0 million (the “New Secured Notes”), the proceeds of which have been applied to reduce the outstanding principal amount under the ABL Facility. The New Secured Notes mature in December 2021, with a springing maturity of May 2019 ahead of the 6.000% Notes. The New Secured Notes bear interest at 4% per annum, payable quarterly in arrears on the last day of March, June, September and December in each year, commencing September 30, 2016, and are secured by the same collateral that secures the ABL Facility, the 6.000% Notes and the Company’s 8.500% junior priority secured notes due 2022 (the “8.500% Notes”).  With respect to the ABL Facility, the New Secured Notes rank junior with respect to all collateral up to a certain maximum principal amount of the ABL Facility.  With respect to the 6.000% Notes, the New Secured Notes rank junior with respect to notes priority collateral and senior with respect to ABL Facility priority collateral.  With respect to the 8.500% Notes, the New Secured Notes rank senior with respect to all collateral. Such ranking of the New Secured Notes with respect to the 6.000% Notes and the 8.500% Notes is the same ranking that the ABL Facility has with such notes. The Indenture and Note Purchase Agreement contains a number of covenants which, among other things, restrict, subject to certain exceptions, Parent’s ability and the ability of the Company and the other subsidiaries of Parent to incur additional indebtedness; declare or pay dividends, redeem stock or make other distributions to shareholders; purchase or prepay certain specified indebtedness; dispose of the Company’s assets; make investments; grant liens on the Company’s assets; merge or consolidate or transfer certain assets; and engage in transactions with affiliates. The Indenture and Note Purchase Agreement also contains certain customary affirmative covenants. A copy of the Indenture and Note Purchase Agreement is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 13, 2016, Parent issued a press release announcing the foregoing, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing descriptions of the Indenture, and the related guarantees, the Warrant Agreement, the Registration Rights Agreement, the Indenture and Note Purchase Agreement and the ABL Amendment are qualified in their entirety by reference to the complete text of the Indenture, and the related guarantees, the Warrant Agreement, the Registration Rights Agreement, the Indenture and Note Purchase Agreement and the ABL Amendment, respectively, as well as (i) the Intercreditor Agreement, dated as of June 10, 2016, among the Company, Parent, certain other subsidiaries of Parent that become party thereto from time to time as guarantors, Bank of America, as administrative agent for the holders of the senior priority obligations, and BNY Mellon, as collateral agent for the holders of the junior priority obligations, (ii) Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among the Company, Parent, certain other subsidiaries of Parent as guarantors, Bank of America, as administrative agent for the holders of the revolving credit obligations, BNY Mellon, as collateral agent for the holders of the 2016 secured notes obligations, and BNY Mellon, as collateral agent for the holders of the fixed asset obligations, and (iii) Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among the Company, Parent, certain other subsidiaries of Parent as guarantors, Bank of America, as administrative agent for the holders of the revolving credit obligations, BNY Mellon, as collateral agent for the holders of the 2016 secured notes obligations, BNY Mellon as collateral agent for the holders of the senior priority fixed asset obligations, and BNY Mellon, as collateral agent for the holders of the junior priority obligations, copies of which are filed as Exhibits 4.6, 4.7 and 4.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

4.1
Indenture, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee, relating to the 6.000% Senior Notes due 2024.

4.2	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 6.000% Senior Notes due 2024 (included in Exhibit D to Exhibit 4.1).

4.3	Warrant Agreement, dated as of June 10, 2016, between Cenveo, Inc. and Computershare Trust Company, N.A., as warrant agent.

4.4	Warrant Registration Rights Agreement, dated as of June 10, 2016, between Cenveo, Inc. and Allianz Global Investors U.S. LLC.

4.5
Indenture and Note Purchase Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the other guarantors party thereto, AllianzGI US High Yield Fund and Allianz Income and Growth Fund, as purchasers, each other noteholder from time to time party thereto and The Bank of New York Mellon, as trustee and collateral agent, relating to the 4.000% Senior Secured Notes due 2021.

4.6
Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. that become party thereto from time to time as guarantors, Bank of America, N.A., as administrative agent for the holders of the senior priority obligations, and The Bank of New York Mellon, as collateral agent for the holders of the junior priority obligations.

4.7
Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. as guarantors, Bank of America, N.A., as administrative agent for the holders of the revolving credit obligations, The Bank of New York Mellon, as collateral agent for the holders of the 2016 secured notes obligations, and The Bank of New York Mellon, as collateral agent for the holders of the fixed asset obligations.

4.8
Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. as guarantors, Bank of America, N.A., as administrative agent for the holders of the revolving credit obligations, The Bank of New York Mellon, as collateral agent for the holders of the 2016 secured notes obligations, The Bank of New York Mellon, as collateral agent for the holders of the senior priority fixed asset obligations, and The Bank of New York Mellon, as collateral agent for the holders of the junior priority obligations.

10.1
Amendment No. 4 to the Credit Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the lenders party thereto, Bank of America, N.A., as issuing bank and swingline lender, and each of the other loan parties party thereto, and acknowledged by Bank of America, N.A., as administrative agent.

99.1	Press Release, dated June 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2016

CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee, relating to the 6.000% Senior Notes due 2024.

4.2	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 6.000% Senior Notes due 2024 (included in Exhibit D to Exhibit 4.1).

4.3	Warrant Agreement, dated as of June 10, 2016, between Cenveo, Inc. and Computershare Trust Company, N.A., as warrant agent.

4.4	Warrant Registration Rights Agreement, dated as of June 10, 2016, between Cenveo, Inc. and Allianz Global Investors U.S. LLC.

4.5
Indenture and Note Purchase Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the other guarantors party thereto, AllianzGI US High Yield Fund and Allianz Income and Growth Fund, as purchasers, each other noteholder from time to time party thereto and The Bank of New York Mellon, as trustee and collateral agent, relating to the 4.000% Senior Secured Notes due 2021.

4.6
Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. that become party thereto from time to time as guarantors, Bank of America, N.A., as administrative agent for the holders of the senior priority obligations, and The Bank of New York Mellon, as collateral agent for the holders of the junior priority obligations.

4.7
Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. as guarantors, Bank of America, N.A., as administrative agent for the holders of the revolving credit obligations, The Bank of New York Mellon, as collateral agent for the holders of the 2016 secured notes obligations, and The Bank of New York Mellon, as collateral agent for the holders of the fixed asset obligations.

4.8
Amendment No. 1 to the Intercreditor Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., certain other subsidiaries of Cenveo, Inc. as guarantors, Bank of America, N.A., as administrative agent for the holders of the revolving credit obligations, The Bank of New York Mellon, as collateral agent for the holders of the 2016 secured notes obligations, The Bank of New York Mellon, as collateral agent for the holders of the senior priority fixed asset obligations, and The Bank of New York Mellon, as collateral agent for the holders of the junior priority obligations.

10.1
Amendment No. 4 to the Credit Agreement, dated as of June 10, 2016, among Cenveo Corporation, Cenveo, Inc., the lenders party thereto, Bank of America, N.A., as issuing bank and swingline lender, and each of the other loan parties party thereto, and acknowledged by Bank of America, N.A., as administrative agent.

99.1	Press Release, dated June 13, 2016.